SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FROM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   July 29, 1997


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



     Delaware                           0-20199                 43-1420563
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(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
         corporation)                                       Identification No.)



14000 Riverport Drive, Maryland Heights, Missouri              63043
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:        (314) 770-1666
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        (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 23, 1997, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)   The following exhibits are filed as part of this report on Form 8-K:

          Exhibit 99.1  Press release, dated July 23, 1997, by
          Express Scripts, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXPRESS SCRIPTS, INC.



Date:    July 29, 1997               By:/s/ Barrett A. Toan
                                        Barrett A. Toan
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


  EXHIBIT NO.     DESCRIPTION

      99.1        Press release, dated July 23, 1997, by Express Scripts, Inc.

                                  EXHIBIT 99.1